Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
Inventories	Inventories
The detail of inventories of the Telefónica Group at December 31, 2023 and December 31, 2022 is as follows:

Millions of euros	12/31/2023	12/31/2022
Audiovisual rights	242	823
Mobile terminals and other equipments	636	701
Other inventories	91	57
Other advance payments	1	—
Inventories impairment provision	(41)	(35)
Inventories	929	1,546
"Audiovisual rights" mainly includes rights to broadcast films, television series and documentaries (see Note 3.j). At the closing of fiscal year 2023, advanced payments for broadcasting rights for sporting events to be held in periods subsequent to year-end, amounting to 532 million euros, are presented as prepayments under Other current assets (see Note 14). This amount represents payments advanced under executory contracts related to future sports commitments (see Note 29.c).